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                                                             EXHIBIT 24.2

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To American Technologies Group, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated November 10, 1997 included in the Company's Form 10-K for the year ended July 31, 1997 and to all references to our Firm included in this registration statement.

                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------
                                                ARTHUR ANDERSEN

Los Angeles, California
August 26, 1998